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                                                                    EXHIBIT 10.8


                             AMENDED AND RESTATED
                     HOSIERY CORPORATION OF AMERICA, INC.
                            1996 STOCK OPTION PLAN
                   (amended and restated as of June 24, 1999


1.   Purpose; Construction.
     ---------------------

          The purpose of the Amended and Restated Hosiery Corporation of America, Inc. 1996 Stock Option Plan (the "Plan") is to afford an incentive to executive officers, other key employees and consultants of Hosiery Corporation of America, Inc. (the "Company"), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as employees or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

2.   Definitions.
     -----------

          As used in this Plan, the following words and phrases shall have the meanings indicated:

               (a) "Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with an Option under the Plan.

               (b)   "Board" shall mean the Board of Directors of the Company.

               (c) "Committee" shall mean a committee established by the Board to administer the Plan or, if no such committee is established, the Board. From and after the consummation of an Initial Public Offering, the Committee shall at all times consist of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" as defined in Section 162 (m) of the Internal Revenue Code of 1986, as amended.

               (d) "Common Stock" shall mean shares of common stock, par value $0.01 per share, of the Company.

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               (e)  "Company" shall mean Hosiery Corporation of America, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

               (f) "Disability" shall mean a Grantee's inability to perform his duties with the Company or any of its affiliates by reason of any physical or mental impairment.

               (g) "Exercise Price" shall mean the per share price at which the shares of Common stock underlying an Option may be purchased by a Grantee.

               (h) "Fair Market Value" per share of Common Stock as of a particular date shall mean, unless otherwise provided in an Agreement (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine; provided, however, that the Fair market Value per share on the date of an Initial Public Offering shall equal the initial public offering price per share or such other price that the Committee determines in its sole discretion.

               (i) "Grantee" shall mean a person who receives a grant of Options under the Plan.

               (j) "Initial Public Offering " shall mean the first underwritten initial public offering of shares of Common Stock.

               (k) "Option" shall mean a grant to a Grantee of an option to purchase shares of Common Stock.

               (l) " Plan" means this Amended and Restated Hosiery Corporation of America, Inc. 1996 Stock

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Option Plan, as it may be further amended from time to time.

               (m) "Retirement" shall mean a Grantee's retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company in which the Grantee participates.

3.   Administration.
     --------------

          The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the Exercise Price of each Option; to determine the persons to whom, and the time or times at which Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend Options, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any Options under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.   Eligibility.
     -----------

          Options may be granted to executive officers, other key employees and consultants of the Company or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as

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the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.   Common Stock.
     ------------

          The maximum number of shares of Common Stock reserved for the grant of Options under the Plan shall be 2,795,170, subject to adjustment as provided in
Section 7 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. If any outstanding Option under the Plan should, for any reason expire, be cancelled or be forfeited, without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such Option shall become available for subsequent grants of Options under the Plan. From and after the consummation of an Initial Public Offering, the aggregate number of shares of Common Stock with respect to which an Option or Options may be granted to any Grantee during any fiscal year shall not exceed 2,795,170.

6.   Terms and Conditions of Options.
     -------------------------------

          Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement.

               (a)  NUMBER OF SHARES.   Each Agreement shall state the number of
shares of Common Stock to which the Option relates.

               (b)  EXERCISE PRICE.   Each Agreement shall state the Exercise
Price, which shall be subject to adjustment as provided in Section 7 hereof or as otherwise provided in the Agreement.

               (c)  MEDIUM AND TIME OF PAYMENT.   The Exercise Price shall be
paid in full, at the time of exercise, in cash, or in such other manner as the Committee shall determine.

               (d)  TERM AND EXERCISABILITY OF OPTIONS.   Each Agreement shall
provide the exercise schedule for

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the Option as determined by the Committee provided, however, an Agreement may
                                          --------  -------
provide that the related Option is immediately exercisable in full, and further
                                                                        -------
provided, however, the Committee shall have the authority to accelerate the
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exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The Agreement may provide that the vesting of Options shall be subject to performance criteria. The term of any Option granted under the Plan shall be ten (10) years from the date of the grant of such Option unless otherwise determined by the Committee, but, notwithstanding anything in the Plan or any Agreement to the contrary, in no event shall such term extend beyond ten (10) years from the date of grant. The term shall be subject to earlier termination as provided in Sections 6(e) and 6(f) hereof or as set forth in an Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice accompanied by payment of the Exercise Price delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

          (e) TERMINATION. Except as otherwise provided herein, or as otherwise provided in the applicable Agreement, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a consultant relationship with the Company or a subsidiary thereof, and unless the Grantee has remained continuously so employed or in the consultant relationship since the date of grant of the Option. Except as otherwise provided in an Agreement evidencing an Option, in the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination (or such different period as the Committee shall prescribe) and all Options of such Grantee that are not exercisable at such time shall automatically terminate.

          (f) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. Except as otherwise provided in an Agreement evidencing an Option, if a Grantee shall die while em-

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ployed by, or maintaining a consultant relationship with, the Company or a subsidiary thereof, or if the Grantee's employment or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent then exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of death or Disability of the Grantee, at any time within one year after the death or Disability of the Grantee (or such different period as the Committee shall prescribe) and all Options theretofore granted to such Grantee, to the extent not then exercisable, shall automatically terminate. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Except as otherwise provided in the applicable Agreement, in the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee's Retirement, all outstanding Options of such Grantee at the time of such Retirement may (to the extent then exercisable), unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

          (g) OTHER PROVISIONS. Any Option which is not exercised while the Grantee is in the employ of or maintaining a consulting relationship with the Company or within the time periods described in Sections 6(e) or 6(f) hereof shall automatically terminate. The Agreements evidencing Options under the Plan shall contain such other terms and conditions as the Committee may determine.

7.   Effect of Certain Changes.
     -------------------------

          (a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, reclassification or subdivision, combination or exchange of shares that effects the Common Stock, or other similar transactions, the number

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any type of shares of Common Stock (or other property) available for Options, the number of such shares covered by outstanding Options, and the Exercise
Price of Options may be equitably adjusted by the Committee to reflect such event and preserve the value of such Options or shall be subject to adjustment as set forth in the applicable Agreement; provided, however, that any fractional
                                          --------  -------
shares resulting from such adjustment shall be eliminated.

               (b) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

8.  Period During Which Options May Be Granted.
    ------------------------------------------

          Options may be granted pursuant to the Plan from time to time until June 28, 2006.

9.  Nontransferability of Options.
    -----------------------------

          Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative.

10. Agreement by Grantee Regarding Withholding Taxes.
    ------------------------------------------------

          If the Committee shall so require, as a condition of exercise of an Option (a "Tax Event"), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The Committee may provide that such withholding obliga-

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tion may be satisfied by the withholding or delivery of Common Stock.

11.  Amendment and Termination of the Plan.
     -------------------------------------

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as otherwise provided herein, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Grantee is obtained.

12.  Right as a Stockholder.
     ----------------------

         A Grantee or a transferee of an Option shall have no rights as a stockholder with respect to any Common Stock covered by the Option until the date of the issuance of a stock certificate to him for such Common Stock.

13.  No Rights to Employment.
     -----------------------

         Nothing in the plan or in any Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such subsidiary to terminate such Grantee's employment. Options granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any subsidiary.

14.  Beneficiary.
     -----------

         A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

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15.  Governing Law.
     -------------

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

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